Summary Prospectus
LifePoints® Funds Target Portfolio Series

Balanced Strategy Fund
March 1, 2017, as supplemented through September 14, 2017
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIC/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2017, as supplemented through September 14, 2017, and the Fund's most recent shareholder report, for the period ended April 30, 2017, are all incorporated by reference into this Summary Prospectus.
Class/Ticker: A/RBLAX, A1/RBSAX, A2/RBSSX, A3/RBSMX, C/RBLCX, C1/RBSCX, E/RBLEX, R1/RBLRX, R4/RBLUX, R5/RBLVX, S/RBLSX, T/RBSTX
Class A2, Class A3 and Class C1 Shares are not currently being offered to investors and are not available for sale in any state.
Effective September 15, 2017, Class T Shares will be redesignated as Class M Shares. Accordingly, effective as of September 15, 2017, all references to “Class T” are hereby changed to “Class M.”.
Effective September 22, 2017, Class A1 Shares will be redesignated as Class T Shares. Accordingly, effective as of September 22, 2017, all references to “Class A1” are hereby changed to “Class T.”
Investment Objective

The Fund seeks to provide above average long term capital appreciation and a moderate level of current income.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 93 and 96, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class A1	Class A2	Class A3	Class C, E, R1, R4, R5, S, T	Class C1
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	2.50%	3.50%	3.00%	None	None
Maximum Deferred Sales Charge (Load)*	1.00%	None	1.00%	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Advisory Fee	Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class C1, R4 and R5 Shares)	Other Expenses (including shareholder services fees of 0.25% for Class C and E Shares)	Acquired (Underlying) Fund Fees and Expenses	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.20%	0.25%	0.27%	0.75%	1.47%	(0.25)%	1.22%
Class A1 Shares	0.20%	0.25%	0.27%	0.75%	1.47%	(0.25)%	1.22%
Class A2 Shares	0.20%	0.25%	0.27%	0.75%	1.47%	(0.25)%	1.22%
Class A3 Shares	0.20%	0.25%	0.27%	0.75%	1.47%	(0.25)%	1.22%
Class C Shares	0.20%	0.75%	0.52%	0.75%	2.22%	(0.25)%	1.97%
Class C1 Shares	0.20%	1.00%	0.27%	0.75%	2.22%	(0.25)%	1.97%
Class E Shares	0.20%	None	0.52%	0.75%	1.47%	(0.15)%	1.32%
Class R1 Shares	0.20%	None	0.27%	0.75%	1.22%	(0.21)%	1.01%
Class R4 Shares	0.20%	0.25%	0.27%	0.75%	1.47%	(0.21)%	1.26%
Class R5 Shares	0.20%	0.50%	0.27%	0.75%	1.72%	(0.21)%	1.51%
Class S Shares	0.20%	None	0.27%	0.75%	1.22%	(0.15)%	1.07%
Class T Shares	0.20%	None	0.27%	0.75%	1.22%	(0.25)%	0.97%
#	Until February 28, 2018, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Until February 28, 2018, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class A, Class A1, Class A2, Class A3, Class C, Class C1 and Class T Shares, and 0.06% of its transfer agency fees for Class R1, Class R4 and Class R5 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these expenses are reflected under “Acquired Fund Fees and Expenses.”
“Other Expenses” for Class A1, Class A2, Class A3, Class C1 and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$991	$1,310	$2,213
Class A1 Shares	$371	$680	$1,011	$1,945
Class A2 Shares	$470	$776	$1,103	$2,027
Class A3 Shares	$421	$728	$1,057	$1,986
Class C Shares	$200	$671	$1,168	$2,537
Class C1 Shares	$300	$671	$1,168	$2,537
Class E Shares	$135	$451	$ 790	$1,747
Class R1 Shares	$103	$367	$ 651	$1,461
Class R4 Shares	$129	$445	$ 784	$1,742
Class R5 Shares	$154	$522	$ 915	$2,015
Class S Shares	$109	$373	$ 657	$1,466
Class T Shares	$ 99	$363	$ 647	$1,458
For the Share Class listed below, you would pay the following if you did not redeem your Shares:
	1 Year	3 Years	5 Years	10 Years
Class C1 Shares	$200	$671	$1,168	$2,537
Portfolio Turnover
The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” which seeks to achieve its objective by investing principally in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, intends the Fund’s strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic allocation as of March 1, 2017 is 51% to equity, 38% to fixed income, 4% to multi-asset and 7% to alternative asset classes. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds.  The Select U.S. Equity and Select International Equity Underlying Funds are managed directly by RIM, the Fund's investment adviser. For all other Underlying Funds, RIM employs a multi-manager approach whereby most assets of the Underlying Funds are allocated to the strategies of different unaffiliated money managers. RIM considers this Fund to be a “balanced” fund due to its investment objective and asset allocation to equity and fixed income Underlying Funds. In addition to investing in the Underlying Funds, RIM may seek to actively manage the Fund’s overall exposures (such as asset class, currency, capitalization size, industry, sector, region, credit exposure, country risk, yield curve positioning or interest rates) by investing in derivatives, including futures, options, forwards and swaps, that RIM believes will achieve the desired risk/return profile for the Fund. The Fund may hold cash in connection with these investments. The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to the performance of segments of the global equity market by purchasing index futures contracts (also known as “equitization”).
RIM may modify the target allocation for any Fund, including changes to the Underlying Funds in which a Fund invests, from time to time. RIM’s allocation decisions are generally based on RIM’s outlook on the business and economic cycle, relative market valuations and market sentiment. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 5% at the equity, fixed income, multi-asset or alternative category level based on RIM’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new

Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. The Fund’s target strategic asset allocation, range of variance from the target strategic asset allocation and the Underlying Funds in which the Fund may invest may be changed from time to time without shareholder notice or approval.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Investing in Affiliated Underlying Funds. The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIM is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
•	Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect. Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.
The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds, which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds. In addition, certain principal risks associated with investing in the Underlying Funds and, indirectly, the Fund are also principal risks associated with investing in the Fund due to RIM’s active management of the Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund.
•	Active Management. Despite strategies designed to achieve the Fund’s and/or an Underlying Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and/or Underlying Funds and you could lose money. With respect to the Select U.S. Equity Fund and Select International Equity Fund, RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund and/or Underlying Funds. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Fund and/or Underlying Funds may underperform. The securities, baskets of securities or instruments selected for the Fund’s and/or an Underlying Fund’s portfolio may not perform as RIM or the Underlying Fund's money managers expect and security or instrument selection risk may cause the Fund and/or Underlying Funds to underperform relative to other funds with similar investment objectives and strategies. With respect to the Select U.S. Equity Fund and Select International Equity Fund, exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess the Fund’s and/or an Underlying Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s and/or an Underlying Fund’s risk/return profile may be incorrect. In addition, actions taken to actively manage overall Fund and/or Underlying Fund exposures, including risk, may be ineffective and/or cause the Fund and/or Underlying Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies, which may be used to actively manage an Underlying Fund's overall exposures, may cause the Fund’s and/or an Underlying Fund's returns to be lower than if the Fund and/or an Underlying Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund’s and/or an Underlying Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

•	Quantitative Investing. Quantitative inputs and models are generally backward-looking or use historical data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s and/or an Underlying Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund and/or an Underlying Fund to underperform other funds with similar investment objectives and strategies.
•	Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.
•	Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stock. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk an Underlying Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
•	Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund’s investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
•	Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
•	U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.
•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
•	Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
•	Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
•	Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
•	Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
•	Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
•	Puts, Stand-by Commitments and Demand Notes. The ability of an Underlying Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money.
•	Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
•	Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
•	Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
•	Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund and/or an Underlying Fund.
•	Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
•	Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s and/or an Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
•	Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of an Underlying Fund as well as to the expenses and risks of the underlying investment companies.

•	Real Estate Securities. Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
•	Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
•	Commodity Risk. Exposure to the commodities markets may subject an Underlying Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
•	Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
•	Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
•	Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
•	Illiquid Securities. An illiquid security may be difficult to sell quickly and at a fair price, which could cause an Underlying Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
•	Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
•	Large Redemptions. The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s and/or an Underlying Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s and/or an Underlying Fund’s portfolio instruments or achieving the Fund’s and/or an Underlying Fund’s objective.
•	New Underlying Fund Risk. Certain Underlying Funds are new funds. There can be no assurance that an Underlying Fund will grow to an economically viable size, in which case the Underlying Fund may cease operations. In such an event, a Fund may be required to liquidate or transfer its investment in the Underlying Fund at an inopportune time.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIM currently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIM fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period. Prior to the date of this Prospectus, the performance of the Fund's Class E Shares was shown in the bar chart because the Fund's Class S Shares did not have ten (10) years of performance. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. Effective January 1, 2018, RIM will change the Fund’s secondary benchmark from the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World ex USA Index (net of tax on dividends from foreign holdings). RIM believes that the MSCI World ex USA Index (net of tax on dividends from foreign holdings) more accurately provides a means to compare the Fund’s average annual total returns to a secondary benchmark that currently best represents the investable global and international equity markets. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes, Class A	2.67%	5.65%	3.21%
Return Before Taxes, Class A1	6.01%	6.30%	3.52%
Return Before Taxes, Class A2	N/A	N/A	N/A
Return Before Taxes, Class A3	N/A	N/A	N/A
Return Before Taxes, Class C	8.14%	6.09%	3.04%
Return Before Taxes, Class C1	N/A	N/A	N/A
Return Before Taxes, Class E	8.76%	6.83%	3.79%
Return Before Taxes, Class R1	9.15%	7.22%	4.12%
Return Before Taxes, Class R4	8.82%	6.95%	3.87%
Return Before Taxes, Class R5	8.65%	6.71%	3.62%
Return Before Taxes, Class T	9.09%	7.11%	4.05%
Return Before Taxes, Class S	9.09%	7.11%	4.05%
Return After Taxes on Distributions, Class S	6.91%	5.70%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	6.56%	5.34%	2.85%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	12.05%	14.69%	7.08%
Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	2.42%	6.36%	1.14%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
RIM is the investment adviser of the Fund and the Underlying Funds.
Portfolio Managers
Rob Balkema, a Senior Portfolio Manager, and Brian Meath, Chief Investment Officer of Multi-Asset Solutions, have primary responsibility for the management of the Fund. Mr. Balkema has managed the Fund since December 2014 and Mr. Meath has managed the Fund since January 2014.
Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.

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